EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of VistaGen Therapeutics, Inc. (the “Company”) for the quarter ended June 30, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Shawn K. Singh, J.D., Chief Executive Officer of the Company, and A. Franklin Rice, the Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to the best of their knowledge:

1.    The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, and

2.    The information contained in the Report fairly presents, in all material respects, the financial condition  and results of operations of the Company.

August 22, 2011	/s/ Shawn K. Singh, J.D.
Shawn K. Singh, J.D.
Chief Executive Officer

/s/ A. Franklin Rice
A. Franklin Rice, MBA
Chief Financial Officer